UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2021

QUALTRICS INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-39952 (Commission File Number)	47-1754215 (I.R.S. Employer Identification No.)
333 West River Drive Provo, Utah 84604 (Address of principal executive offices and zip code)
(385) 203-4999 (Registrant’s telephone number, including area code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	XM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On July 29, 2021, Qualtrics International Inc. (the “Company”) and Rhodium Merger Sub, Inc. (the “Merger Sub”), a wholly-owned subsidiary of the Company, entered into an Agreement and Plan of Reorganization and Merger (the “Merger Agreement”) to acquire Clarabridge, Inc. (“Clarabridge”), a customer experience management software company headquartered in Reston, Virginia. The Merger Agreement provides that, among other things and subject to the terms and conditions set forth therein, the Company will purchase all of the issued and outstanding shares of capital stock of Clarabridge for aggregate consideration of $1.125 billion, subject to certain adjustments, in the form of shares of Class A common stock (“Company Stock”) of the Company (the “Stock Consideration”); provided, that shares of Clarabridge capital stock held by unaccredited stockholders will receive cash in lieu of the Stock Consideration. The number of shares to be issued in connection with the Stock Consideration will be calculated based on a fixed value of $37.33 per share, which is the average of the daily volume-weighted average sales price per share of Company Stock on the Nasdaq Select Market during the ten consecutive trading days ending three trading days immediately preceding the date of the Merger Agreement. The Merger Agreement also provides for equity incentive awards to be granted to certain continuing employees of Clarabridge and its subsidiaries under the Company’s 2021 Employee Omnibus Equity Plan at the Company’s sole discretion, subject to the terms and conditions set forth in the Merger Agreement. The Company expects the transaction to close during the Company’s fourth quarter of fiscal year ending December 31, 2021, subject to the satisfaction of customary closing conditions, including the receipt of required regulatory and stockholder approvals.

The Company and Clarabridge issued a joint press release on July 29, 2021, announcing the acquisition and such press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

An investor presentation containing additional information relating to the acquisition is furnished as Exhibit 99.2 to this Current Report.

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Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning the anticipated benefits and timing of the proposed transaction between the Company and Clarabridge and the product and markets of each company.  In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “project,” “will,” “would,” “should,” “could,” “can,” “predict,” “potential,” “target,” “explore,” “continue,” or the negative of these terms, and similar expressions intended to identify forward-looking statements.  Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to numerous uncertainties and risks, including factors beyond our control, that could cause actual results, performance or outcomes to differ materially from those anticipated or implied in the statements, including:  the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock; the failure to satisfy the conditions to the consummation of the proposed transaction, including the receipt of governmental and regulatory approvals; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the proposed transaction on the companies’ respective business relationships, operating results and business generally; risks that the proposed transaction disrupts the current plans and operations of the companies; potential difficulties with respect to employee retention for each of the companies as a result of the transaction; risks relating to diverting the Company management’s attention from ongoing business operations; the outcome of any legal proceedings that may be instituted against the Company or Clarabridge relating to the Merger Agreement or the proposed transaction; the ability of the Company to successfully integrate Clarabridge’s operations, product lines, technology and other assets; the ability of the Company to implement its plans, forecasts and other expectations with respect to Clarabridge’s business following the completion of the proposed transaction and realize additional opportunities for growth and innovation; and unexpected variations in market growth and demand for the Company’s and Clarabridge’s products and technologies.  Additional risks and uncertainties that could cause actual results, performance or outcomes to differ materially from those contemplated by the forward-looking statements are and/or will be included under the caption “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission and any subsequent public filings.  Forward-looking statements speak only as of the date the statements are made.  Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation to update forward-looking statements, whether to reflect new information, events or circumstances after the date they were made or otherwise, except as required by law.

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Non-GAAP Financial Measures

To supplement our financial results, which are prepared and presented in accordance with U.S. generally accepted accounting principles (“GAAP”), we use certain non-GAAP financial measures, as described below, to understand and evaluate our core operating performance. These non-GAAP financial measures, which may be different than similarly-titled measures used by other companies, are presented to enhance investors’ overall understanding of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects, and allow for greater transparency with respect to important metrics used by our management for financial and operational decision-making. We are presenting these non-GAAP measures to assist investors in seeing our financial performance using a management view, and because we believe that these measures provide an additional tool for investors to use in comparing our core financial performance over multiple periods with other companies in our industry. You should consider non-GAAP results alongside other financial performance measures and results presented in accordance with GAAP. In addition, in evaluating non-GAAP results, you should be aware that in the future we will incur expenses such as those that are the subject of adjustments in deriving non-GAAP results and you should not infer from our non-GAAP results that our future results will not be affected by these expenses or any unusual or non-recurring items. Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, free cash flow, free cash flow margin: We define these non-GAAP financial measures as the respective GAAP measures. When evaluating the performance of our business and making operating plans, we do not consider these items (for example, when considering the impact of equity award grants, we place a greater emphasis on overall stockholder dilution rather than the accounting charges associated with such grants). We believe it is useful to exclude these expenses in order to better understand the long-term performance of our core business and to facilitate comparison of our results to those of peer companies and over multiple periods

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Qualtrics International Inc. dated July 29, 2021, filed herewith.

99.2	Investor Presentation dated July 29, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTRANT:

QUALTRICS INTERNATIONAL INC.

Date: July 29, 2021	By:	/s/ Blake Tierney
Name: Blake Tierney
Title: General Counsel

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